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                                                                   Exhibit 10.52


                                      LEASE

THIS LEASE is made the 10th day of December __, 2001,


BETWEEN: CAYMAN HOTEL & GOLF INC., a Canada corporation, of P.O. Box 1698, George Town, Grand Cayman B.W.I. ("the Landlord")

AND:        CONSOLIDATED WATER CO. LTD., a Cayman Islands company,  of P.O.
            Box 1114, George Town, Grand Cayman B.W.I. ("the Tenant")

AND WITNESSES as follows:-

1.       In this Lease:-

         (1) unless inconsistent with the context or subject matter or circumstances the following expressions have the following meanings:-

                  (a) "the Adjoining Property" means the lands comprised in West Bay Beach South Registration Section Block 12C Parcels 27 and 154, Block 12D Parcels 24, 26 and 79REM1 (other than the Land) and Block 12E Parcels 88, 89 and 94 and any other land which adjoins the Land in which the Landlord during the Term acquires an interest as proprietor or tenant.

                  (b) "the Building" means the building on the Land in which the Tenant's water plant and the laundry for the Hotel are situated shown edged blue on the Plan.

                  (c) "the Common Areas" means all those parts of the Landlord's adjoining land shown hatched in red on the Plan.

                  (d) "Conduits" includes wires, cisterns, chutes or pipes for the supply of water, telephone, electricity and gas and the disposal of domestic waste in, under or over the Land.

                  (e) "the Land" means the land and buildings comprised in this Lease and shown for the purposes of identification only edged red on the Plan but excluding the Landlord's Building.

                  (f) "the Landlord's Building" means the building marked "Golf Cart Maintenance" hatched green on the Plan, and any of its contents from time to time.

                  (g) "the Landlord" and "the Tenant" include their respective successors in title.

                  (h)      "Notice" includes demand and vice versa.

                  (i) "the Plan" means the plan of the Land attached marked "Lease Plan".





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                  (j)      "the Plant" means the machinery, equipment and
                           personal property described and listed in the Schedule.

                  (k) "the Right of Way" means all that part of the Land shown delineated in red on the Plan.

                  (l) "the RO Area" means the area of the Building edged in red and shown on the Plan.

                  (m)      "share(d)" means share(d) with the Landlord.

                  (n) "the Term" means twenty-five (25) years starting on 1st]. -

                  (o) "the Water Supply Agreement" means an agreement for the supply of water to the Hotel dated the same day as this Lease and made between the Landlord and the Tenant.

(2)(a) An obligation not to do something includes an obligation not to permit or suffer others to do it.

(b) An obligation imposed is to be performed and a power or right conferred is exercisable, in each case from time to time.

(c)      Consent, approval and notice must be in writing.

(d)      The headings are for convenience only and have no legal effect.

(e)      References to the Laundry include parts of it.

(f)      References to the Land include parts of it.

(g)      Words of one gender include words of any other gender.

(h) Singular words include the plural and vice versa and where there are two or more persons included in the expression "the Tenant", agreements made by the Tenant are joint and separate.



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2. RENT

     The Landlord LEASES the Land to the Tenant for the Term together with the rights set out in sub-clause 5(ii) but excepting and reserving to the Landlord the rights set out in sub-clause 5(i), subject to the right of re-entry in Clause 5(iv), at the rent of One United States Dollars (US$1.00) per year. The Tenant must pay the rent in United States Dollars to the Landlord in advance on or before the 1st day of.

3. TENANT'S AGREEMENTS

     The Tenant agrees with the Landlord:-

         (i) PAYMENTS

         to pay:-

         (a) the rent without any set off or counterclaim in accordance with Clause 2;

         (b) all rates, taxes, assessments, duties, charges, impositions and outgoings that are or now or may at any time during the Term be charged, assessed or imposed upon the Land or upon the owner or occupier of it. The Tenant must also pay and indemnify the Landlord against the proportion reasonably attributable to the Land of all rates, taxes, assessments, duties, charges, impositions and outgoings that are now or may at any time during the term be charged, assessed or imposed on the Land and any other property including Adjoining Property or on their owners or occupiers;

         (c) the stamp duty on this Lease and on one copy and its own legal fees; and

         (d) to the Landlord on an indemnity basis all costs, fees, charges, disbursements and expenses including without prejudice to the generality of the above those payable to counsel, solicitors, surveyors and bailiffs incurred by the Landlord in relation to or incidental:-

                  (1) Every application made by the Tenant for a consent or licence required by the provisions of this Lease whether it is granted, refused or offered subject to any qualification or condition or the application is withdrawn

                  (2) The contemplation, preparation and service of any notices under this Lease or in contemplation of proceedings against the Tenant even if forfeiture is avoided otherwise than by relief granted by the court

                  (3) The recovery or attempted recovery of arrears of rent or other sums due under this Lease and any steps taken in contemplation of or in connection with the preparation and service of a schedule of dilapidation during or after the end of the Term.




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REPAIR

         (ii)(a) to keep every part of the Land (other than the Building) and the interior of the RO Area and all fixtures, fittings and equipment in it owned by the Landlord in good condition, clean, tidy and well-decorated, fair wear and tear and damage of which the Tenant, its licensees, invitees or visitors are not the cause excepted; and

             (b) to permit the Landlord and its agents to paint or treat the outside of the Building and all doors leading into the RO Area and the outside of all windows and walls in the RO Area in such colour and manner as the Landlord decides.

NO ALTERATION

         (iii) not to alter, cut or damage the RO Area or any other part of the Building without the Landlord's consent (which is deemed to be given to the extent that it is within the RO Area and is required for the operation of the Tenant's business situated therein) and not to make any exterior alteration in the appearance of the Building; and if it does so, to pay the Landlord on demand the entire cost which the Landlord incurs in repairing or replacing that damage.

NUISANCE

         (iv) save as may be required for the normal operation of the Tenant's business, not to do on or in the Land or any part of the Building anything which in the Landlord's opinion:-

                  (a)      is a nuisance to others;

                  (b)      is dangerous; or

                  (c) might prejudice the Landlord's insurance cover or increase the premium and in particular, but without prejudice to the generality of the foregoing or of the exception referred to, not to use on the Land any chemicals which either individually or in combination are noxious or explosive.

     ENTRY

         (v)(a) to permit the Landlord and its agents to enter at all reasonable times on reasonable notice except in an emergency (when no notice is required) to:-

                  (1) ascertain whether or not the covenants and conditions of this Lease have been observed and performed and to view the state of repair and condition of the Land;

                  (2)      carry out repairs;



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                  (3)      do any work which the Tenant should have done under
                           this Lease;

                  (4)      comply with its other obligations under this Lease;

                  (5) give to the Tenant or leave on the Land a notice specifying the works required to remedy any breach of the Tenant's obligations in this Lease.

         (b) to carry out the work specified in any such notice to repair as soon as possible.

         (c) if within one month of service of a notice to repair the Tenant has not started to execute the work referred to in that notice or is not proceeding diligently with it or if the Tenant fails to finish the work within two months, to permit the Landlord to enter the premises to execute the outstanding works and pay to the Landlord the cost of so doing and all expenses incurred by the Landlord including legal costs and surveyors fees within seven days of demand.

     ASSIGNMENT & SUB-LETTING

         (vi)(a)  not to assign, sublet or charge part only of the Land.

             (b) save in respect of the floating Charge under the Tenant's existing Debenture granted to the Royal Bank of Canada or any Debenture replacing it, not to assign, sub-let or charge the whole of the Land without the consent of the Landlord whose consent may not be unreasonably withheld except that the Tenant may without that consent and subject to it remaining fully liable to the Landlord in all respects assign this Lease to

                  o any wholly owned subsidiary company or any company which owns all of the Tenant's shares, or

                  o any successor to the Tenant by consolidation, merger or other corporate action;

                 in every case, each assignee of the Tenant assuming and being taken to have assumed this Lease and being liable in addition to the Tenant, from the date of the assignment, to comply with all the Tenant's obligations in it but:-

                  (1) if any of the following circumstances apply either at the date when application for consent to assign is made to the Landlord or after that date but before the Landlord's consent is given the Landlord may withhold its consent and if, after the Landlord's consent has been given but before the assignment has taken place, any such circumstances apply the Landlord may revoke his consent. The circumstances are:-

                           (i) That any sum due from the Tenant under this Lease remains unpaid.

                           (ii) That in the Landlord's reasonable opinion the assignee is not a person who is likely to be able to comply with the Tenant's



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                                    covenants of this Lease and to continue to
                                    be able to comply with them following the assignment.


                           (iii) That the assignee or any guarantor for the assignee is a corporation registered or otherwise resident in a jurisdiction in which the order of a court obtained in the Cayman Islands will not necessarily be enforced against the assignee or guarantor without any consideration of the merits of the case.

                  (2) The Landlord may impose any or all of the following conditions on giving any consent for an assignment by the Tenant and any such consent is to be treated as being subject to each of the following:-

                           (i) A condition if reasonably so required by the Landlord on an assignment to a limited company that the assignee must ensure that at least two directors of the company or some other guarantor or guarantors acceptable to the Landlord enter into direct covenants with the Landlord in such form as the Landlord shall specify.

                           (ii) A condition that if at any time before the assignment the circumstances specified in clause (c) above or any one of them apply the Landlord may revoke the consent by written notice to the Tenant.

         (c) not to grant a permitted sublease with a fine or premium and to grant it on similar terms to this Lease containing provisions:-

                  (1) Prohibiting the sub-tenant from doing or allowing anything in relation to the Land inconsistent with or in breach of the provisions of this Lease.

                  (2) For re-entry by the sub-landlord on breach of any covenant by the sub-tenant imposing an absolute prohibition against all dealings with the premises other than an assignment.

                  (3) Requiring the assignee on any assignment of the sublease to enter into direct covenants with the Landlord in such form as the Landlord shall require.

                  (4) Prohibiting the sub-tenant from holding on trust for another or permitting another to share or occupy the whole or any part of the Land.

                  (5) Imposing in relation to any permitted assignment the same obligations for registration with the Landlord as are contained in this Lease in relation to dispositions by the Tenant.

         (d) before any permitted subletting, to ensure that the sub-tenant enters into a direct covenant with the Landlord that during the period of the sublease the sub-tenant will observe and perform the Tenant's covenants contained in this Lease.




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NOTICE OF ASSIGNMENT & SUB-LETTING

         (vii) save in respect of the floating Charge under the Tenant's existing Debenture granted to the Royal Bank of Canada or any Debenture replacing it, to give notice to the Landlord within one month after any transaction under Clause 3(vi) or any charge over this Lease, supplying a copy of the instrument.

TELEPHONE AND ELECTRICITY AND OTHER SERVICES

         (viii) to pay to the suppliers or reimburse the Landlord for its due proportion of (as the case may be) all charges for the installation of telephones (if required) and all bills for their use and pay to the suppliers or reimburse the Landlord for its due proportion of (as the case may be) all charges for the use of electricity and all other services on the Land.

COMPLY WITH LAWS

         (ix) to comply as if it were the freeholder with the legitimate requirements of any authority relating to the Land; and to give the Landlord promptly a copy of any permission, notice or order relating to the Land which any authority serves on or issues to the Tenant; and, if the Landlord requires, to make either alone or jointly with the Landlord objections or representations against the notice or order as the Landlord directs.

LICENCES

         (x) to obtain and whenever necessary renew all licences and make all returns which are necessary to enable it to operate its business and to pay all licence and other annual fees when they fall due.

INSURANCE

         (xi) to pay for all insurance effected by the Tenant, and not to insure the RO Area against any risk which the Landlord insures against; and to insure against public liability in respect of injury or damage to persons when on the Land in an amount of not less than One Million United States Dollars (US$1,000,000.00) per accident.

GIVE UP POSSESSION

         (xii) subject to Clause 5(ii)(b), to leave the Land when this Lease ends clean and secure in every respect and in repair in accordance with the Tenant's obligations in this Lease.

INDEMNITY

         (xiii) to keep the Landlord, Hyatt Corporation and Hyatt Britannia Corporation, Ltd., as agent of Cayman Hotel & Golf Club Partnership, an Ontario Limited Partnership, d/b/a Hyatt Regency Grand Cayman, fully indemnified against all losses arising




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                  directly or indirectly out of any act, omission or negligence of the Tenant or any persons at the Land or the Common Areas expressly or impliedly with his authority or out of any breach or non-observance by the Tenant of the covenants, conditions or other provisions of this Lease or any other matters to which this Lease is subject.

INTEREST ON ARREARS

         (xiv) to pay interest at the rate of 3% above the prime lending rate of Barclays Bank Plc from time to time on any sums due under this Lease that are not paid when due whether formally demanded or not. Nothing in this clause entitles the Tenant to withhold or delay any payment of sum due under this Lease or affects the rights of the Landlord in relation to any non-payment.

ENVIRONMENTAL PROTECTION

         (xv) (a) not to cause or permit any noxious or offensive emissions from any apparatus on the Land.

                  (b) not to permit any oil or grease or any deleterious objectionable, noxious, dangerous, poisonous or explosive matter or substance to be discharged into any of the Conduits and take all measures to ensure that any effluent discharged into the Conduits does not harm the environment or corrode or otherwise harm the Conduits or cause any obstruction or deposit in them.

                  (c) to take all practical precautions to ensure that no noxious substances are spilled or deposited on the Land and that contamination does not occur.

                  (d) within 14 days of the spilling or deposit on the Land of any noxious substance in a quantity that may cause serious damage to or pollution of the environment or serious damage to property or serious harm to human health, to inform the Landlord of this and permit him to enter and inspect the Land.

                  (e) to indemnify the Landlord and keep him indemnified against any losses in respect of damage to or pollution of the environment or damage to property or harm to human health caused by the Tenant's operations on the Land whether in liquid or solid form or in the form of gas or vapour.

         For the purposes of this sub-clause, the expression "Conduits" does not include conduits which are part of the Plant.

ROOF AND FLOOR LOADING

         (xvi) not to bring into the RO Area any machinery or other articles that will or may strain or damage the Building or any part of it.

4. LANDLORD'S AGREEMENTS

         The Landlord agrees with the Tenant:-





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QUIET ENJOYMENT

         (i) that if the Tenant complies with all its agreements and obligations it will, subject to the terms of this Lease and subject to the rights reserved to the Landlord under this Lease, occupy the Land during this Lease free from disturbance and without any interruption by the Landlord or any person rightfully claiming under or in trust for it.

INSURANCE

         (ii)     to insure the Building with a reputable insurance company.

REPAIR

         (iii) to put and keep the Building in good repair (except in respect of repairs for which the Tenant is responsible).

INDEMNITY

         (iv) to keep the Tenant, its servants, agents and visitors fully indemnified against all losses arising directly or indirectly out of any act, omission or negligence of the Landlord or any persons at the Land or the Common Areas expressly or impliedly with his authority or out of any breach or non-observance by the Landlord of the covenants, conditions or other provisions of this Lease or any other matters to which this Lease is subject.

ENVIRONMENTAL PROTECTION

         (v)      (a)      not to cause or permit any noxious or offensive
                           emissions from any apparatus in the Landlord's
                           Building.

                  (b) not to permit any oil or grease or any deleterious objectionable, noxious, dangerous, poisonous or explosive matter or substance to be discharged into any of the Conduits and take all measures to ensure that any effluent discharged into the Conduits does not harm the environment or corrode or otherwise harm the Plant or cause any obstruction or deposit in any of the Conduits forming part of it.

                  (c) to take all practical precautions to ensure that no noxious substances are spilled or deposited on the Land and that contamination does not occur.

                  (d) within 14 days of the spilling or deposit on the Land of any noxious substance in a quantity that may cause serious damage to or pollution of the environment or serious damage to property or serious harm to human health, to inform the Tenant of this.

                  (e) to indemnify the Tenant and keep it indemnified against any losses in respect of damage to or pollution of the environment or damage to property or harm to




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                           human health caused by the Landlord's operations in
                           the Landlord's Building or the Adjoining Land whether in liquid or solid form or in the form of gas or vapour.

5. IT IS AGREED:-

LANDLORD'S RIGHTS

         (i) The rights set out below are excepted and reserved from the Lease in favour of the Landlord and all others now entitled or who may become entitled:-

                  (a) The free and uninterrupted passage and running of all appropriate services and supplies from and to other parts of the Adjoining Property and the Landlord's Building in and through any Conduits other than those forming part of the Plant.

                  (b)(i) The right to construct and maintain at any time during the Term any pipes, sewers, drains, mains, ducts, conduits, gutters, watercourses, wires, cables, channels, flues and all other conducting media including any fixings and ancillary apparatus for the benefit of any part of the Adjoining Property and the Landlord's Building making good any damage caused by the exercise of the right.

                     (ii) The right to relocate any existing pipes, sewers, drains, mains, ducts, gutters, watercourses, channels, flues and other conducting media other than those forming part of the Plant in any manner whatsoever.

                  (c) The right for the Landlord and all persons expressly or by implication authorised by it to pass and repass to and from the Adjoining Property at all times for all purposes connected with the use and enjoyment of the Landlord's Building.

                  (d) The right to enter or in emergency to break into and enter the Land at any time during the Term at reasonable times and on reasonable notice except in emergency:-

                     (i) To inspect, clean, connect with, repair, remove, replace with others, alter or execute any works whatever to or in connection with the conduits, easements or services referred to in this Clause 5.

                     (ii) To carry out work or do anything whatsoever that the Landlord is obliged to do under this Lease.

                     (iii) To exercise any of the rights granted to the Landlord by this Lease.

                  (e) The right to erect scaffolding for the purposes of inspecting, repairing or cleaning the Building.




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                  (f)      The rights of light, air, support, shelter,
                           protection and all other easements and rights at the date of this Lease belonging to or enjoyed by other parts of the Building or any other buildings and any Adjoining Property.

                  (g) For the right and liberty at any time after the date of this Lease, to alter, raise the height of or rebuild any building on any Adjoining Property.

                  (h) The right for the Landlord and the lessees and occupiers for the time being of the Landlord's Building at all times with or without motor vehicles to pass and repass along and over the Right of Way to and from the Adjoining Property during the Term but the Landlord will keep the Tenant indemnified from and against any act, loss, damage or liability suffered by the Tenant in the exercise of the rights in this sub-clause (h).

TENANT'S RIGHTS

         (ii)(a) the Tenant and its servants, agents and visitors have the right to share the use of:-

                  o a right of access 12 feet wide with or without vehicles and equipment to well pump #1 shown on the Plan and including an area 10 feet in radius from the centre of the well head;

                  o the Common Areas to get to and from the Land with or without motor vehicles;

                  o        the conduits in the Building which serve the RO Area;

             (b) on or at any time before termination of this Lease for any reason (including under Clause 5(iv)), the Tenant may detach all items affixed to the Land and used for the purposes of its business and remove them without interference by the Landlord. In the case of termination by expiry of the Term, the Tenant must complete the detachment and removal by the end of the Term, but in case of termination for any other reason (including under Clause 5(iv)), the Tenant will have an additional thirty (30) days after termination during which it will be entitled to enter on the Land with or without vehicles and workmen to detach and remove those items. In either case, the Tenant must do as little damage to the Property as possible during such detachment and removal but otherwise has no obligation to repair or restore the Land or any building on it after completion of the detachment and removal.

TERMINATION ON DAMAGE

         (iii)(a) If and whenever the Building or any part of it is damaged or destroyed and payment of the insurance money is not wholly or partly refused because of any act or default of the Tenant or anyone at the Building or on the Land expressly or by implication with his authority the Landlord must use his reasonable endeavours to obtain all planning permissions or other permits and consents




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                  ("permissions") that are required under the planning laws or otherwise to enable him to rebuild and reinstate the Building.

         (b) Subject to the provisions of clause (c) and, if any permissions are required, after they have been obtained the Landlord must as soon as reasonably practicable apply all money received in respect of the insurance in rebuilding or reinstating the Building.

         (c) The Landlord need not rebuild or reinstate the Building if and for so long as rebuilding or reinstatement is prevented because:-

                  (i) the Landlord despite using his reasonable endeavours cannot obtain any necessary permission.

                  (ii) any permission is granted subject to a condition with which it is unreasonable to expect the Landlord to comply.

                  (iii) there is some defect or deficiency on the site on which the rebuilding or reinstatement is to take place that means it can only be undertaken at a cost that is unreasonable in all the circumstances.

                  (iv) it is unable to obtain access to the Land to rebuild or reinstate.

                  (v) of any other circumstances beyond the Landlord's control.

         (d) If at the end of the period of one year commencing on the date of damage or destruction the Building is still not fit for the Tenant's occupation and use either the Landlord or the Tenant may by notice served at any time within three months of the end of that period terminate this Lease and upon service of such notice the Term is to cease absolutely but without prejudice to any rights or arrears that may have accrued to either party for breach of the terms of this Lease including this Clause 5(iii) and all money received in respect of the insurance effected by the Landlord is to belong to the Landlord absolutely.

TERMINATION

(iv)     If and whenever during the Term:-

         (a) the Tenant breaches any of the covenants or conditions of this Lease and any such breach is not remedied within thirty (30) days of receipt of notice of any such breach from the Landlord;

         (b) the Tenant being an individual becomes bankrupt or being a company enters into liquidation either compulsorily or voluntarily (except for the purpose of reconstruction or amalgamation);

         (c) the Tenant enters into any arrangement or composition for the benefit of its creditors;




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         (d)      any distress or execution is levied on the Tenant's goods and is not remedied within thirty (30) days of the date of the levying of any such distress or execution;

         (e) the Tenant is unable to pay its debts within the meaning of The Companies Law (2001 Second Revision) or any amendment, alteration or re-enactment of it; or

         (f) the Water Supply Agreement is lawfully terminated by the Landlord then the Landlord may at any time, and despite the waiver of any previous right of entry, enter the Land or any part of it in the name of the whole so ending this Lease, but without prejudice to any rights or remedies which may have accrued to the Landlord under it.

INSPECTION OF POLICIES

(v) the Landlord and the Tenant each has the right to inspect the insurance policies issued to the other pursuant to this Lease.

MAKE GOOD DAMAGES

(vi) the Landlord must make good any damage done when exercising its rights, except to the extent that the damage results from the Tenant's negligence or breach of obligation; but the Landlord will not be liable for any inconvenience or consequential loss resulting from the exercise of its rights.

ACCIDENT & INJURY

(vii) the Landlord will not be responsible to the Tenant for any accident or injury to any individual or for damage to or loss of any goods or other property sustained on the Land unless the accident or injury results from the negligence of the Landlord or its agents.

NEGLECT & FORBEARANCE

(viii) no neglect, forbearance or omission by the Landlord to take advantage of or enforce any right or privilege arising out of any breach by the Tenant (whether original or recurring) of any obligation (express or implied) will operate as or be deemed to be a general waiver of the its entitlement to take advantage of or enforce that right or privilege.

TENANT'S FAILURE TO INSURE

(ix) if the Tenant at any time does not insure in accordance with its obligations under this Lease, the Landlord may do so and the Tenant must pay on demand any money which the Landlord spends for that purpose.

REGISTERED LAND LAW

(x) the terms of this Lease, where inconsistent with the provisions of The Registered Land Law, will where permitted by law prevail; and the covenants implied by sections 52 and 53 of the Registered Land Law are excluded.

RIGHT TO SELL

(xi) if after the Tenant has vacated the Land at the end of this Lease any of the Tenant's property remains in the RO Area and the Tenant does not remove it within the thirty (30) days referred to in Clause 5(ii)(c), the Landlord may as the Tenant's agent sell that property and after deducting from the proceeds of sale the costs and expenses of removal storage and sale, the Landlord will hold the balance to the Tenant's order; and the Tenant must indemnify the Landlord against any liability which it incurs to any third party whose property the Landlord sells in good faith and in the mistaken belief (which will be assumed unless the contrary is proved) that the property belonged to the Tenant.

NO REPRESENTATIONS

(xii) this Lease contains the entire agreement between the parties; each party acknowledges that it has not entered into this Lease in reliance wholly or partly on any statement or representation made by or on behalf of the other unless it is expressly set out in this Lease.

EXCEPTIONS

(xiii) despite anything to the contrary in this Lease, the Tenant has no responsibility to repair or maintain or in any way to take care of the Landlord's Building or the Common Areas.

NOTICES

(xiv) a notice or other document will be deemed to be duly served by a party either delivering or sending it by prepaid registered mail addressed to the other party at the address stated at the beginning of this Lease or to its registered office or last-known address. The notice or other document will be deemed to be received by the other party on delivery or seventy-two (72) hours after posting, as the case may be.

GOVERNING LAW

(xv) this Lease is governed by and must be construed in accordance with the laws of the Cayman Islands and the parties agree to submit to the jurisdiction of the courts of the Cayman Islands.

                                  THE SCHEDULE

                                    THE PLANT

1       SEAWATER REVERSE OSMOSIS PLANT SKID #4 COMPRISED OF:

        CARTRIDGE FILTER

        Brand Name:                         No Name Plate
        Model #:                            NA
        Serial #:                           NA

        HIGH PRESSURE PUMP

        Brand Name:                         WHEATLEY
        Model #:                            HP165M
        Serial #:                           12834

        MOTOR

        Brand Name:                         TOSHIBA (HOUSTON)
        Model #:                            B-1254FLA4UD
        Serial #:                           AB54699-1

        ENERGY RECOVERY TURBINE

        Brand Name:                         CALDER
        Model #:                            PT8650 E1 (or) NP4840/A
        Serial #:                           NA

        MEMBRANE ELEMENT HOUSINGS

        Description:                        23 Housings and element-single
                                            element per housing

        Membranes                           Dupont

        DRAW BACK TANK
        WATER METER
        CONTROL PANEL

2       SEAWATER REVERSE OSMOSIS PLANT SKID #5 COMPRISED OF:

        CARTRIDGE FILTER

        Brand Name:                         EXCEL
        Model #:                            30EFCS3-3C150
        Serial #:                           NA

        HIGH PRESSURE PUMP

        Brand Name:                         WHEATLEY
        Model #:                            HP165M
        Serial #:                           NA

        MOTOR

        Brand Name:                         SIEMENS
        Order #:                            2-312-LR91633-2
        Serial #:                           NA

        ENERGY RECOVERY TURBINE

        Brand Name:                         CALDER
        Model #:                            PT8650 E1 (or) NP4840/A
        Serial #:                           NA

        MEMBRANE ELEMENT HOUSINGS

        Description:                        12 twin housings-PERMASEP
        Membranes                           Dupont

        DRAW BACK TANK
        WATER METER
        CONTROL PANEL

3       SEAWATER REVERSE OSMOSIS PLANT SKID #6 COMPRISED OF:

        CARTRIDGE FILTER

        Brand Name:                         OSMONICS
        Model #:                            HX1620-3 OT-PVC-D
        Serial #:                           96-A49103-1

        HIGH PRESSURE PUMP

        Brand Name:                         WHEATLEY
        Model #:                            HP165AM  /29613-B
        Serial #:                           22747

        MOTOR

        Brand Name:                         SIEMENS
        Order #:                            2-5106-LR90303-1
        Serial #:                           NA

        ENERGY RECOVERY TURBINE

        Brand Name:                         CALDER
        Model #:                            RO-4034 1390 15
        Serial #:                           NA

        MEMBRANE ELEMENT HOUSINGS

        Description:                        20 B-10 PERMASEP Housings-one
                                            membrane per housing

        Membranes                           DUPONT

        DRAW BACK TANK
        WATER METER
        CONTROL PANEL

4       SEAWATER REVERSE OSMOSIS PLANT SKID #7 COMPRISED OF:

        CARTRIDGE FILTER

        Brand Name:                         EXCEL
        Model #:                            30EFCS3-3C150
        Serial #:                           NA

        HIGH PRESSURE PUMP

        Brand Name:                         WHEATLEY
        Model #:                            HP165AM  /29613-B
        Serial #:                           23852

        MOTOR

        Brand Name:                         TICO AMERICA
        Model #:                            NA
        Serial #:                           NA

        ENERGY RECOVERY TURBINE

        Brand Name:                         CALDER
        Model #:                            RO-290-40
        Serial #:                           021-97-A2316

        MEMBRANE ELEMENT HOUSINGS

        Description:                        1) 4 Triples (3 membranes per
                                            housing), no name brand on housings
                                            2) 2 Doubles (2 membranes per
                                            housing), PERMASEP

        Membranes                           DUPONT

        DRAW BACK TANK
        WATER METER
        CONTROL PANEL

5       POTABLE WATER OZONATION SYSTEM COMPRISED OF:

        AIR COMPRESSOR PACKAGE

        Brand Name:                         INGERSOLL RAND
        Model #:                            SS-EP15
        Serial #:                           LX0230U98043

        AIR COMPRESSOR MOTOR

        Brand Name:                         US ELECTRIC MOTOR DIVISION
                                            OF EMERSON ELECT CO.
        Model #:                            T589A
        ID #:                               B01A339RO65F



        MOISTURE SEPARATOR

        Brand Name:                         THERMAL TRANSFER PRODUCTS
        Model #:                            S-100-AD
        ID #:                               S-6019

        REFRIGERATED DRYER

        Brand Name:                         INGERSOLL RAND
        Model #:                            DXR50
        Serial #:                           97LDXR5563

        OXYGEN CONCENTRATOR

        Brand Name:                         AIRSEP-NATL BD 72602K-CERTIFIED
                                            BY BRUNNER ENG & MFG INC.
        Model #:                            AS-160/250/450
        Serial #:                           NA

        OXYGEN RECEIVER

        Brand Name:                         NATL.BD NO.182314-CERTIFIED
                                            BY STEEL FAB
                                            ABINGDON VA.
        PART #:                             CRN C7228.1C
        Serial #:                           NA

        OZONE GENERATOR

        Brand Name:                         OSMONICS
        Model #:                            HC-5
        Serial #:                           NA

        OZONE INJECTOR MOTOR

        Brand Name:                         BALDOR
        Cat#:                               JWMDM3616T
        Serial #:                           NA

        CENTRIFUGAL PUMP(OZONE INJECTOR)

        Brand Name:                         WAUKESHA CHERRY BURRELL
        Model #:                            U2065
        Serial #:                           2200989

        DISSOLVED OZONE MONITOR

        Brand Name:                         OREC/OSMONICS
        Model #:                            NA
        Serial #:                           NA

        AC DRIVE

        Brand Name:                         MEGNETEK
        Model #:                            GPD 506   N12-506V-B014
        Serial #:                           34469

6       HIGH SERVICE WATER DISTRIBUTION PUMP SYSTEM COMPRISED OF:

        DWPO4

        CENTRIFUGAL PUMP

        Brand Name:                         PEERLESS PUMP COMPANY
        Model #:                            C820AM
        Serial #:                           152587B

        THREE PHASE INDUCTION MOTOR

        Brand Name:                         BALDOR
        Cat #:                              JMM2514T
        Spec #:                             39K35W525

        DWPO5

        CENTRIFUGAL PUMP

        Brand Name:                         PEERLESS PUMP COMPANY
        Model #:                            C820AM
        Serial #:                           152587A

        THREE PHASE INDUCTION MOTOR

        Brand Name:                         BALDOR
        Cat #:                              JMM2514T
        Spec #:                             39K35W528

        DWPO7

        CENTRIFUGAL PUMP

        Brand Name:                         PEERLESS PUMP COMPANY
        Model #:                            C820AM
        Serial #:                           152587C

        THREE PHASE INDUCTION MOTOR

        Brand Name:                         US ELECTRICAL MOTORS
        Model #:                            E685A
        Serial #:                           BO1A287RR087F

7       DOMESTIC WATER TRANSFER PUMP SYSTEM COMPRISED OF:

        CWP01

        CENTRIFUGAL PUMP

        Brand Name:                         PEERLESS PUMP COMPANY
        Model #:                            820A
        Serial #:                           TI57490

        THREE PHASE INDUCTION MOTOR

        Brand Name:                         BALDOR
        Model #:                            JMM3314T
        Spec #:                             37F196X48


        CWP02

        CENTRIFUGAL PUMP

        Brand Name:                         PEERLESS PUMP COMPANY
        Model #:                            C825AM
        Serial #:                           171953

        THREE PHASE INDUCTION MOTOR

        Brand Name:                         BALDOR
        Model #:                            JMM3314T
        Spec #:                             37F196X48

8       TRANSFER PUMP TO OZONATION SYSTEM COMPRISED OF:

        CENTRIFUGAL PUMP

        Brand Name:                         AMPCO
        Model #:                            3 x 2 1/2 ZC2
        Serial #:                           CC16867-1-1

        THREE PHASE INDUCTION MOTOR

        Brand Name:                         BALDOR
        Model #:                            NA
        Spec #:                             07H167W06

9       IRRIGATION TRANSFER PUMP SYSTEM COMPRISED OF:

        IRP01

        CENTRIFUGAL PUMP

        Brand Name:                         PAC_SEAL
        Model #:                            4P940
        Motor Reference #:                  G40444/F96Z120R169F

        THREE PHASE INDUCTION MOTOR

        Brand Name:                         DAYTON
        Model #:                            9N114
        Motor Reference #:                  G40444/F96Z120R169F

        CWP02

        TRANSFER PUMP TO TANK

        Brand Name:                         PEERLESS PUMP COMPANY
        Model #:                            C825AM
        Serial #:                           171953


        THREE PHASE INDUCTION MOTOR

        Brand Name:                         BALDOR
        Model #:                            JMM3314T
        Spec #:                             37F196X48


10      POTABLE WATER DEGASSIFIER COMPRISED OF:

        Brand Name:                          DELEOCH
        Model #:                             NA
        Serial #:                            NA

        BLOWER MOTOR #1
        SINGLE PHASE INDUCTION MOTOR

        Brand Name:                          BALDOR
        Model #:                             VL313
        Serial #:                            NA

        BLOWER MOTOR #2
        THREE PHASE INDUCTION MOTOR

        Brand Name:                          GE MOTORS & INDUSTRIAL SYSTEMS
        Model #:                             5K49ZN2189
        Serial #:                            NMLI42677

11      SEAWATER WELLS AND SUBMERSIBLE PUMPS COMPRISED OF:

        WP #2

        FEEDWATER WELL, CASING AND WELL HEAD APPURTENANCES
        SUBMERSIBLE PUMP

        Brand Name:                          JACUZZI
        Model #:                             S6175-2
        Serial #:                            92611702

        THREE PHASE MOTOR

        Brand Name:                          FRANKLIN
        Model #:                             236 6119 020
        Serial #:                            99g19-14-0014

        WP #4

        FEEDWATER WELL, CASING AND WELL HEAD APPURTENANCES
        SUBMERSIBLE PUMP

        Brand Name:                          GRUNFOS
        Model #:                             300S75-2
        Serial #:                            14B70002

        THREE PHASE MOTOR

        Brand Name:                          FRANKLIN
        Model #:                             236 6119 020
        Serial #:                            NA



        WP #5

        FEEDWATER WELL, CASING AND WELL HEAD APPURTENANCES
        SUBMERSIBLE PUMP

        Brand Name:                          GRUNFOS
        Model #:                             300S75-2
        Serial #:                            NA

        THREE PHASE MOTOR

        Brand Name:                          FRANKLIN
        Model #:                             236 6119 020
        Serial #:                            NA

        WP #6

        FEEDWATER WELL, CASING AND WELL HEAD APPURTENANCES
        SUBMERSIBLE PUMP

        Brand Name:                          GRUNFOS
        Model #:                             300S75-2
        Serial #:                            14B70002

        THREE PHASE MOTOR

        Brand Name:                          FRANKLIN
        Model #:                             236 6119 020
        Serial #:                            NA

12      EMERGENCY DIESEL POWERED GENERATOR COMPRISED OF:

        EMERGENCY GENERATOR ENGINE

        Brand Name:                          KOMATSU LTD
        Model #:                             6491
        Serial #:                            14448

        EMERGENCY GENERATOR

        Brand Name:                          ONAN 60
        Model #:                             60 ODVB-15R/30083B
        Serial #:                            B850750776

        FUEL INJECTION PUMP

        Brand Name:                          DIESEL KIKI
        ASSY  #:                             6207-71-1410
        Serial #:                            450K327320

        MAGNETIC DRIVER

        Brand Name:                          NIKKO ELECT IND CO LTD
        Model #:                             600-815-5560
        Serial #:                            0-47100-3720


13      BOLTED STEEL 816,000 US GALLON POTABLE WATER TANK

        Brand Name:                          Florida Aquastore, Inc.
        Model #:                             NA
        Serial #:                            NA

14 ALL INTERCONNECTING PIPING, CONDUITS AND APPURTENANCES, ABOVE THE GROUND WHICH CONNECT ITEMS 1 THROUGH 13 TO EACH OTHER, AND TO THE WATER PIPE, AND WHICH DIRECTLY FACILITATE THE OPERATION AND MAINTENANCE OF ITEMS 1 THROUGH 13.

15 ALL ELECTRICAL EQUIPMENT AND COMPONENTS WHICH CONNECT ITEMS 1 THROUGH 13 TO EACH OTHER AND TO THE MAIN ELECTRICAL SERVICE IN THE RO BUILDING.


16      ALL CONTROLS AND INSTRUMENTATION ATTACHED TO ITEMS 1 THROUGH 13.

17      ALL TOOLS SPECIFIC TO THE MAINTENANCE OR OPERATION OF THE PLANT.

18 ALL LABORATORY AND TESTING EQUIPMENT USED TO MONITOR WATER PRODUCED BY THE PLANT.

19 ALL DRAWINGS, SCHEDULES, OPERATION AND MAINTENANCE MANUALS FOR ITEMS 1 THROUGH 18.

20 ALL OFFICE EQUIPMENT CURRENTLY LOCATED WITHIN THE RO BUILDING AND USED BY THE STAFF OF THE PLANT.

21 ALL SPARE PARTS FOR ITEMS 1 THROUGH 18, STORED MATERIALS SUCH AS CHEMICALS AND LUBRICANTS HELD IN STOCK AT THE TIME OF CLOSING.

THE COMMON SEAL of CAYMAN       )      CAYMAN HOTEL & GOLF INC.
HOTEL & GOLF INC. was hereunto  )
affixed by  S. Prasad           )
Director and by                 )
    S. Prasad    Asst/Secretary )
by authority of the Board       )
of Directors in                 )       Per: /s/ Suresh Prasad
                                             -----------------------------------
the presence of:-               )                Director
                                )
                                )
/s/ illegible                   )       Per: /s/ Suresh Prasad
--------------------------------             -----------------------------------
Notary Public                                    Asst/Secretary


THE COMMON SEAL of              )        CONSOLIDATED WATER CO. LTD.
CONSOLIDATED WATER CO. LTD.     )
was hereunto affixed by
                Jeffrey Parker  )
Director, and by                )        Per: /s/ Jeffrey M. Parker
   Peter Ribbins   Secretary    )             ----------------------------------
                                )                 Director
by authority of the Board of
Directors in the present of:-   )


/s/ illegible                   )         Per: /s/ Peter Ribbins
--------------------------------               ---------------------------------
Notary Public                                      Director/Secretary